UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

STRATEGIC INCOME FUND

(FORMERLY KNOWN AS LEGG MASON PARTNERS STRATEGIC INCOME FUND)

FORM N-Q

APRIL 30, 2010

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 43.5%
CONSUMER DISCRETIONARY - 6.4%
Automobiles - 0.7%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	700,000	$726,622
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	790,000	296,250	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	5,925,000	2,295,938	(a)

Total Automobiles				3,318,810

Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	530,000	474,350
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	584,100
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	843,150
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,145,000	568,206	(a)(b)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	522,844
MGM MIRAGE Inc., Notes	6.750%	9/1/12	145,000	140,650
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	185,000	203,500	(c)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	440,000	502,150	(c)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	240,000	256,800	(c)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	61,312
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	59,625
Sbarro Inc., Senior Notes	10.375%	2/1/15	375,000	316,875
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	165,000	133,031	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,095,000	61,594	(a)(b)

Total Hotels, Restaurants & Leisure				4,728,187

Household Durables - 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000	113,025
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	314,000	298,693

Total Household Durables				411,718

Leisure Equipment & Products - 0.6%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	3,054,000	3,057,817

Media - 3.7%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,136,566	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	780,000	768,300	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	760,000	862,600	(c)
CMP Susquehanna Corp.	3.531%	5/15/14	35,000	10,500	(b)(c)(d)(e)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	171,335
Comcast Corp.	5.700%	5/15/18	3,020,000	3,250,073
Comcast Corp., Notes	6.500%	1/15/15	1,580,000	1,793,265
Comcast Corp., Notes	5.875%	2/15/18	20,000	21,601
Comcast Corp., Senior Notes	6.500%	1/15/17	690,000	773,774
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	105,500
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,520,000	1,603,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	622,450
News America Inc., Notes	5.300%	12/15/14	675,000	742,609
News America Inc., Senior Notes	6.200%	12/15/34	690,000	710,731
News America Inc., Senior Notes	6.650%	11/15/37	80,000	86,853
Sun Media Corp., Senior Notes	7.625%	2/15/13	410,000	406,925
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,053,300
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	716,649
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	985,000	1,093,350	(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	196,100	(c)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	270,000	297,675

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	795,000	$852,637

Total Media				18,276,393

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	280,000	260,400

Specialty Retail - 0.2%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	527,000	388,663	(c)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	440,000	468,600

Total Specialty Retail				857,263

Textiles, Apparel & Luxury Goods - 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	680,625

TOTAL CONSUMER DISCRETIONARY				31,591,213

CONSUMER STAPLES - 1.0%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,259,815	(c)

Food & Staples Retailing - 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	336,836	332,738
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	1,427,480	1,438,276
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	68,301
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	99,949
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	250,845

Total Food & Staples Retailing				2,190,109

Food Products - 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,153,493

Tobacco - 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	170,000	181,050	(c)

TOTAL CONSUMER STAPLES				4,784,467

ENERGY - 6.1%
Energy Equipment & Services - 0.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,035,000	1,063,462
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	150,000	150,000

Total Energy Equipment & Services				1,213,462

Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	600,235
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,455,000	1,389,525
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	211,375
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,316,550
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	515,000	524,012
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	310,000	314,650
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,625,000	1,952,881
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/49	415,229	355,021	(c)(d)(e)(f)
Devon Energy Corp., Debentures	7.950%	4/15/32	1,150,000	1,484,564
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	500,000	531,607
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	4,494,321
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	697,643	(d)
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	212,500
Hess Corp., Notes	7.300%	8/15/31	370,000	432,519
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,450,000	1,641,744
Kerr-McGee Corp., Notes	7.875%	9/15/31	660,000	786,751
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	20,000	22,387
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	500,000	523,366
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	35,000	38,307
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	351,377
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	21,966
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	320,000	333,600	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	530,000	$551,200
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	110,000	111,925
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,611,402
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	184,612
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	527,683
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	510,000	535,500
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	430,050	(c)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	406,062
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	207,188
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	435,000	506,775
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	890,000	938,950	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,070,000	1,083,600
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	11,671
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	674,375
Williams Cos. Inc., Notes	7.875%	9/1/21	2,018,000	2,420,371
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	194,000	247,127
XTO Energy Inc., Senior Notes	7.500%	4/15/12	40,000	44,751

Total Oil, Gas & Consumable Fuels				28,730,143

TOTAL ENERGY				29,943,605

FINANCIALS - 16.0%
Capital Markets - 2.7%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	3,630,000	4,193,964
Credit Suisse USA Inc., Senior Notes	5.500%	8/16/11	780,000	820,548
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	350,000	351,138
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	100,000	106,623
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	240,000	254,160
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	70,000	72,480
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	210,000	220,455
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	41,963
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	152,885
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,810,000	2,734,585
Lehman Brothers Holdings Inc., Medium-Term Notes	4.500%	7/26/10	1,000,000	225,000	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	270,000	61,425	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	520,000	117,000	(a)
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	410,000	432,546
Morgan Stanley, Medium-Term Notes	0.754%	10/18/16	650,000	599,892	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,975,000	2,016,655
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	730,000	737,559

Total Capital Markets				13,138,878

Commercial Banks - 4.2%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	410,000	424,906	(c)
Dexia Credit Local, Notes	2.375%	9/23/11	470,000	479,209	(c)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000	339,725	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000	247,650	(a)(b)(c)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000	750	(a)(b)(c)(d)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000	8,512	(a)(b)(c)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	692,000	670,179	(c)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000	62,100	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	1,100,000	1,093,452	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	880,000	873,744	(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000	725,244	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	1,430,000	1,426,498	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000	1,220,733	(c)(d)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	240,000	246,741
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000	205,289
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	340,000	352,818	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	220,000	$209,156	(c)(d)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	697,219	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	1,880,000	1,476,285	(c)(d)(g)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	5,280,000	5,606,811
Wells Fargo & Co., Notes	5.300%	8/26/11	4,365,000	4,581,788
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	92,291

Total Commercial Banks				21,041,100

Consumer Finance - 1.9%
Aiful Corp., Notes	5.000%	8/10/10	570,000	550,762	(c)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	450,000	378,345
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	450,000	476,349
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,940,000	3,137,756
GMAC Inc., Notes	2.200%	12/19/12	1,090,000	1,110,960
SLM Corp., Senior Notes	8.000%	3/25/20	3,900,000	3,760,017

Total Consumer Finance				9,414,189

Diversified Financial Services - 5.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000	2,899,449
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	794,582
CCM Merger Inc., Notes	8.000%	8/1/13	665,000	615,956	(c)
Citigroup Funding Inc.	2.125%	7/12/12	1,220,000	1,244,548
Citigroup Funding Inc., Notes	2.250%	12/10/12	1,220,000	1,244,617
Citigroup Inc., Senior Notes	5.500%	10/15/14	2,880,000	2,994,765
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,580,000	1,685,610
Citigroup Inc., Senior Notes	5.875%	5/29/37	300,000	284,826
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,820,000	1,917,994
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	73,008
Emeralds, Notes	5.593%	8/4/20	209,934	156,401	(a)(b)(c)(d)(e)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	3,630,000	3,696,099
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	1,960,150	(c)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	760,141
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	5,160,000	5,520,158
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,454,738
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	885,440	(d)(g)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000	397,406
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	770,000	829,500	(c)

Total Diversified Financial Services				29,415,388

Insurance - 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000	242,387
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,010,000	1,030,569
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	712,773	(c)

Total Insurance				1,985,729

Real Estate Investment Trusts (REITs) - 0.3%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	175,000	178,938
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	235,000	242,940
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	865,000	891,092

Total Real Estate Investment Trusts (REITs)				1,312,970

Real Estate Management & Development - 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	101,400	(b)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	2,350,000	2,203,125

Total Real Estate Management & Development				2,304,525

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	670,000	697,227

TOTAL FINANCIALS				79,310,006

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	$407,179

Health Care Providers & Services - 1.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	147,350
HCA Inc., Debentures	7.500%	11/15/95	70,000	58,975
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	67,275
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,070,000	1,159,613
HCA Inc., Senior Secured Notes	9.625%	11/15/16	4,204,000	4,582,360	(f)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	1,398,000	1,441,687
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	180,000	154,800	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	134,663	(f)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	963,000	924,480	(d)(f)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	545,000	572,250

Total Health Care Providers & Services				9,243,453

TOTAL HEALTH CARE				9,650,632

INDUSTRIALS - 2.2%
Aerospace & Defense - 0.0%
Kac Acquisition Co., Subordinated Notes	8.000%	4/26/26	3,316	0	(a)(b)(e)(f)

Airlines - 0.7%
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	81,246	80,434
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,300,000	1,303,250	(c)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,323,100
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	448,593	428,406
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	160,000	170,200	(c)

Total Airlines				3,305,390

Commercial Services & Supplies - 1.0%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	999,000	1,102,954
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	845,750	(c)
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	375,000	387,187
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	280,000	307,300	(c)
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,290,000	2,539,773

Total Commercial Services & Supplies				5,182,964

Industrial Conglomerates - 0.1%
Tyco International Group SA, Senior Notes	6.375%	10/15/11	360,000	385,776

Road & Rail - 0.4%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	145,000	149,060
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	490,000	581,875
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,071,000	1,159,358

Total Road & Rail				1,890,293

TOTAL INDUSTRIALS				10,764,423

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	383,400	396,819	(f)

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	522,500	(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	205,811

Total Semiconductors & Semiconductor Equipment				728,311

TOTAL INFORMATION TECHNOLOGY				1,125,130

MATERIALS - 0.9%
Containers & Packaging - 0.0%
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	750,000	0	(a)(b)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - 0.5%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,140,000	$1,242,600
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	75,000	91,500
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	60,000	72,600
Vale Overseas Ltd., Notes	8.250%	1/17/34	105,000	123,877
Vale Overseas Ltd., Notes	6.875%	11/21/36	840,000	883,955

Total Metals & Mining				2,414,532

Paper & Forest Products - 0.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	345,576	366,310	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,034,670	(c)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	733,075

Total Paper & Forest Products				2,134,055

TOTAL MATERIALS				4,548,587

TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 3.2%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	647,503
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	750,000	819,375	(c)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	56,700
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,450,000	1,584,485
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	370,000	37	(a)(b)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	231,000	246,593
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,175,000
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	2,130,000	2,192,577
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	855,000	849,656
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	760,000	817,950	(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	1,190,000	1,307,512
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	1,725,000	1,780,880
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	850,000	852,490
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,148,736
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	107,500	(c)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	90,000	96,525	(c)

Total Diversified Telecommunication Services				15,683,519

Wireless Telecommunication Services - 1.4%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	688,069	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,505,000	4,527,525
True Move Co., Ltd., Notes	10.750%	12/16/13	1,590,000	1,629,750	(c)

Total Wireless Telecommunication Services				6,845,344

TOTAL TELECOMMUNICATION SERVICES				22,528,863

UTILITIES - 4.2%
Electric Utilities - 2.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,103,527
Exelon Corp., Bonds	5.625%	6/15/35	1,710,000	1,652,156
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,672
FirstEnergy Corp., Notes	7.375%	11/15/31	3,345,000	3,578,846
Orion Power Holdings Inc., Senior Notes	12.000%	5/1/10	1,910,000	1,910,000
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,420,000	1,512,291

Total Electric Utilities				9,768,492

Independent Power Producers & Energy Traders - 1.7%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	604,750
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	743,375
Edison Mission Energy, Senior Notes	7.200%	5/15/19	1,080,000	777,600
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	5,833,000	4,258,090	(f)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,205,000	2,188,463

Total Independent Power Producers & Energy Traders				8,572,278

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,400,000	2,612,822

TOTAL UTILITIES				20,953,592

TOTAL CORPORATE BONDS & NOTES (Cost - $221,552,948)				215,200,518

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - 2.7%
FINANCIALS - 2.7%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	690,000	$698,335	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	910,000	964,229	(c)

Total Automobiles				1,662,564

Home Equity - 1.6%
ACE Securities Corp., 2006-GP1 A	0.393%	2/25/31	1,248,859	1,023,437	(d)
ACE Securities Corp., 2006-SL2 A	0.433%	1/25/36	727,180	47,251	(d)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.063%	8/25/32	712,560	225,907	(d)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.104%	4/15/33	610,263	214,356	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.513%	6/25/34	1,380,821	333,724	(d)
Countrywide Home Equity Loan Trust, 2002-F A	0.604%	11/15/28	15,199	12,053	(d)
First Horizon ABS Trust, 2006-HE1 A	0.423%	10/25/34	860,829	457,898	(d)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	134,090	140,918
GSAA Home Equity Trust, 2007-7 A4	0.533%	7/25/37	2,690,000	1,693,307	(d)
GSAMP Trust, 2006-S2 A2	0.363%	1/25/36	303,709	21,051	(d)
GSAMP Trust, 2006-S4 A1	0.353%	5/25/36	1,045,786	88,466	(d)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.563%	3/25/35	580,476	446,966	(c)(d)(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.433%	4/25/36	448,564	119,576	(d)
Indymac Seconds Asset Backed Trust, 2006-A A	0.393%	6/25/36	3,877,979	375,771	(d)
Lehman XS Trust, 2005-7N 3A1	0.543%	12/25/35	575,694	331,324	(d)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.043%	1/25/31	69,966	31,573	(d)
RAAC Series, 2006-RP2 A	0.513%	2/25/37	2,326,694	1,533,529	(c)(d)
SACO I Trust, 2006-4 A1	0.433%	3/25/36	462,762	85,523	(d)
SACO I Trust, 2006-6 A	0.393%	6/25/36	2,170,297	398,855	(d)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	0	(b)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.373%	2/25/36	1,953,877	88,377	(c)(d)

Total Home Equity				7,669,863

Manufactured Housing - 0.1%
Mid-State Trust, 6 A1	7.340%	7/1/35	398,029	396,951

Student Loan - 0.7%
Nelnet Student Loan Trust, 2005-4 A4R2	0.763%	3/22/32	4,040,000	3,585,500	(b)(d)(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $27,141,556)				13,314,878

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	1,554,000	1,574,227
Banc of America Mortgage Securities, 2005-3 A4	3.950%	4/25/35	276,183	262,037	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.743%	2/25/36	1,749,954	1,394,564	(d)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	675,000	743,323	(d)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	3,844,088	3,934,802	(c)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.569%	11/20/35	744,331	445,231	(d)
Countrywide Alternative Loan Trust, 2005-63 1A1	5.389%	12/25/35	672,122	477,970	(d)
Countrywide Alternative Loan Trust, 2005-72 A1	0.533%	1/25/36	1,379,943	890,997	(d)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.563%	1/25/36	600,354	338,280	(d)
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.473%	7/25/46	847,488	480,398	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.998%	9/15/39	500,000	503,084	(d)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,695,883	(d)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.173%	6/26/35	2,150,000	1,829,570	(c)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.466%	3/19/45	462,239	$290,359	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.391%	3/19/46	745,430	360,723	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N IO	11.565%	6/15/21	52,795	1,334	(b)
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	1,640	1,891
First Union National Bank Commercial Mortgage, 2000-C1 IO	1.043%	5/17/32	3,529,206	95,346	(b)(d)
GMAC Mortgage Corporation Loan Trust, 2005-AR5 3A1	4.926%	9/19/35	295,384	279,546	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.393%	4/25/47	4,480,465	3,318,313	(d)
GSR Mortgage Loan Trust, 2005-AR4 3A5	4.480%	7/25/35	3,700,000	2,712,916	(d)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.546%	10/25/35	420,080	331,291	(d)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.606%	1/19/35	545,863	319,292	(d)
Impac CMB Trust, 2005-5 A1	0.583%	8/25/35	463,423	346,992	(d)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.539%	3/25/35	414,377	296,356	(d)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.473%	5/25/46	961,610	553,401	(d)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.463%	6/25/47	4,189,967	2,276,273	(d)
JPMorgan Mortgage Trust, 2005-A6 7A1	4.955%	8/25/35	597,973	524,652	(d)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,594,344	1,075,962
Luminent Mortgage Trust, 2006-4 A1A	0.453%	5/25/46	3,465,359	1,907,802	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	4.831%	1/25/36	289,517	261,727	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.473%	4/25/46	2,904,363	1,663,915	(d)
MASTR Adjustable Rate Mortgages Trust, 2007-R5 A1	5.594%	11/25/35	1,644,918	916,458	(c)(d)
Merit Securities Corp., 11PA B2	1.747%	9/28/32	1,340,710	1,120,766	(c)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	3.106%	12/25/34	60,694	59,667	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.838%	5/12/39	2,740,000	2,857,498	(d)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 4A1	2.363%	6/25/36	3,745,097	3,411,071	(d)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.453%	9/25/46	3,343,244	2,009,987	(d)
Residential Accredit Loans Inc., 2006-QA1 A21	5.917%	1/25/36	1,642,911	946,188	(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.483%	2/25/46	2,643,708	1,158,741	(d)
Residential Asset Securitization Trust, 2004-A6 A1	5.000%	8/25/19	447,690	428,248
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	3.380%	8/25/35	253,120	172,958	(d)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.473%	5/25/36	528,021	308,625	(d)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.453%	7/25/46	4,378,557	2,349,265	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.613%	3/25/35	1,456,307	1,169,330	(c)(d)
Structured Asset Securities Corp., 2005-RF2 A	0.613%	4/25/35	1,407,799	1,133,185	(c)(d)
Structured Asset Securities Corp., 2005-RF3 1A	0.613%	6/25/35	1,403,839	1,114,541	(c)(d)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	2.130%	3/20/47	665,383	56,558	(b)(c)(d)(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.533%	12/25/45	3,725,599	2,949,797	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.553%	12/25/45	723,417	531,429	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.553%	12/25/45	431,366	312,651	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR8 1A3	5.846%	8/25/46	5,100,000		$3,437,352	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	4.821%	10/25/35	199,833		188,923	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR14 1A4	5.048%	12/25/35	675,064		582,523	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR7 A4	4.888%	8/25/35	563,397		485,429	(d)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	5.132%	4/25/36	268,367		253,631	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $73,281,442)					59,143,278

MORTGAGE-BACKED SECURITIES - 13.1%
FHLMC - 5.6%
Federal Home Loan Mortgage Corp. (FHLMC)	5.386%	2/1/36	316,302		332,581	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/10	80		81
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	7/1/11-8/1/30	21,594		23,736
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	345,738		380,276
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	366,436		388,483
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	5/13/40	25,700,000		26,631,625	(h)

Total FHLMC					27,756,782

FNMA - 5.3%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	1,101,043		1,194,038
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-8/1/37	2,825,397		3,009,759
Federal National Mortgage Association (FNMA)	5.500%	5/18/25	7,300,000		7,801,875	(h)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	1,218,326		1,364,221
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,897,016		2,145,688
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	3,535		4,090
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	6,417,366		6,955,012
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	3,283,812		3,426,350

Total FNMA					25,901,033

GNMA - 2.2%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,948,487		4,345,437
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,469,099		1,651,210
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	564,769		639,179
Government National Mortgage Association (GNMA)	5.000%	1/15/40	4,184,780		4,374,140

Total GNMA					11,009,966

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $62,136,471)					64,667,781

MUNICIPAL BONDS - 0.1%
Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	310,000		325,419
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000		189,389

TOTAL MUNICIPAL BONDS (Cost - $490,000)					514,808

SOVEREIGN BONDS - 5.0%
Brazil - 1.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	13,881,000	BRL	7,724,488
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,657,000	BRL	1,367,898

Total Brazil					9,092,386

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Greece - 0.4%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	2,060,000	EUR	$2,205,749

Indonesia - 0.6%
Republic of Indonesia	11.000%	9/15/25	23,046,000,000	IDR	2,932,728

Italy - 1.0%
Region of Lombardy	5.804%	10/25/32	4,750,000		4,720,422

Mexico - 0.7%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		409,450
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,810,000		3,062,900

Total Mexico					3,472,350

Russia - 0.3%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	365,000		511,912	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	714,840		820,708	(c)

Total Russia					1,332,620

Supranational - 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000		958,312

TOTAL SOVEREIGN BONDS (Cost - $24,681,402)					24,714,567

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.5%
U.S. Government Agencies - 2.3%
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	720,000		727,332
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		455,811
Federal Home Loan Mortgage Corp. (FHLMC)	2.875%	2/9/15	860,000		869,890
Federal National Mortgage Association (FNMA)	3.875%	7/12/13	420,000		448,589
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	540,000		663,336
Federal National Mortgage Association (FNMA), Notes	5.000%	5/20/24	500,000		500,447
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000		1,575,339
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000		1,362,826
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	1,410,000		845,075
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	0.000%	11/2/18	770,000		543,250
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	2/8/18	220,000		162,128
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	5/11/18	810,000		588,579
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	8/3/18	1,310,000		938,674
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	3/7/19	340,000		234,380
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	6/6/19	110,000		74,632
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	4/6/18	660,000		482,188
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	8/3/18	780,000		558,905
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	9/26/19	40,000		26,606
Tennessee Valley Authority	5.250%	9/15/39	500,000		510,322
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000		33,617

Total U.S. Government Agencies					11,601,926

U.S. Government Obligations - 16.2%
U.S. Treasury Bonds	8.750%	8/15/20	800,000		1,144,000
U.S. Treasury Bonds	3.500%	2/15/39	250,000		208,906

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government & Obligations - continued
U.S. Treasury Bonds	4.250%	5/15/39	2,080,000	$1,986,400
U.S. Treasury Bonds	4.500%	8/15/39	4,870,000	4,846,410
U.S. Treasury Bonds	4.375%	11/15/39	11,820,000	11,526,344
U.S. Treasury Notes	1.750%	4/15/13	1,010,000	1,017,733
U.S. Treasury Notes	2.625%	12/31/14	5,550,000	5,632,384
U.S. Treasury Notes	2.250%	1/31/15	2,750,000	2,740,116
U.S. Treasury Notes	2.375%	3/31/16	2,290,000	2,237,582
U.S. Treasury Notes	3.125%	10/31/16	4,580,000	4,615,064
U.S. Treasury Notes	2.750%	11/30/16	5,790,000	5,696,816
U.S. Treasury Notes	3.125%	1/31/17	5,340,000	5,360,441
U.S. Treasury Notes	3.000%	2/28/17	1,220,000	1,214,377
U.S. Treasury Notes	3.125%	4/30/17	1,440,000	1,441,125
U.S. Treasury Notes	3.375%	11/15/19	16,660,000	16,315,088
U.S. Treasury Notes	3.625%	2/15/20	5,170,000	5,155,462
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	5/15/18	1,030,000	778,643
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	2/15/25	15,620,000	8,070,526

Total U.S. Government Obligations				79,987,417

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $91,606,655)				91,589,343

			SHARES
COMMON STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Charter Communications Inc., Class A Shares			22,538	854,190	*
Dex One Corp.			2,967	89,930	*
SuperMedia Inc.			817	36,683	*

TOTAL CONSUMER DISCRETIONARY				980,803

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			4,463	129,650	*

INDUSTRIALS - 0.1%
Building Products - 0.1%
Nortek Inc.			4,239	201,353	*

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			23,984	492,631	*

TOTAL COMMON STOCKS (Cost - $3,658,253)				1,804,437

		MATURITY DATE
CONVERTIBLE PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series C	6.250%	7/15/33	139,850	1,214,248	*

UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III	6.750%		5,200	236,080

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $3,636,050)				1,450,328

PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CMP Susquehanna Radio Holdings Corp.			8,115	8	*(b)(c)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE		SHARES	VALUE
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		29,450	$770,486	*(d)

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		92,225	148,482	*(d)
Federal National Mortgage Association (FNMA)	7.000%		3,200	6,400	*(d)
Federal National Mortgage Association (FNMA)	8.250%		62,800	91,688	*(d)

Total Thrifts & Mortgage Finance				246,570

TOTAL FINANCIALS				1,017,056

TOTAL PREFERRED STOCKS (Cost - $4,787,932)				1,017,064

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.00		9/13/10	38	6,175
Eurodollar Futures, Put @ $99.25		9/13/10	51	9,728
U.S. Treasury 10-Year Notes Futures, Call @ $117.00		5/21/10	37	41,625
U.S. Treasury 10-Year Notes Futures, Call @ $117.50		5/21/10	25	22,656
U.S. Treasury 10-Year Notes Futures, Call @ $118.00		5/21/10	25	15,234
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	97	22,735
U.S. Treasury 10-Year Notes Futures, Put @ $112.00		5/21/10	3	47
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	13	2,438

TOTAL PURCHASED OPTIONS (Cost - $113,102)				120,638

			WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	*(b)(e)
Charter Communications Inc.		11/30/14	897	5,382	*
CNB Capital Trust		3/23/19	9,274	9	*(b)(c)(e)
Jazztel PLC		7/15/10	250	0	*(b)(c)(e)
Nortek Inc.		12/7/14	1,036	2,590	*(e)
SemGroup Corp.		11/30/14	4,698	38,759	*(b)

TOTAL WARRANTS (Cost - $15,258)				46,746

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $513,101,069)				473,584,386

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 9.9%
U.S. Government Agency - 0.3%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $1,249,300)	0.180%	8/23/10	1,250,000	1,249,262	(i)(j)

U.S. Government Obligations - 3.0%
U.S. Treasury Bills (Cost - $14,999,481)	0.125%	5/13/10	15,000,000	14,999,481	(i)

Repurchase Agreement - 6.6%
Morgan Stanley tri-party repurchase agreement dated 4/30/10; Proceeds at maturity - $32,538,488; (Fully collateralized by U.S. government agency obligations, 2.620% due 1/21/14; Market value - $33,593,195) (Cost - $32,538,000)	0.180%	5/3/10	32,538,000	32,538,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $48,786,781)				48,786,743

TOTAL INVESTMENTS - 105.7% (Cost - $561,887,850#)				522,371,129

Liabilities in Excess of Other Assets - (5.7)%				(28,295,912)

TOTAL NET ASSETS - 100.0%				$494,075,217

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of April 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	18	$8,437
Eurodollar Futures, Call	9/13/10	99.13	22	18,563
Eurodollar Futures, Call	3/14/11	98.88	34	30,813
Eurodollar Futures, Call	3/14/11	98.75	37	40,931
Eurodollar Futures, Put	9/13/10	98.63	89	5,562
Eurodollar Futures, Put	3/14/11	98.75	37	27,056
Eurodollar Futures, Put	3/14/11	98.88	34	28,688
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	121.00	33	1,031
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	119.00	37	26,016
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	111.00	37	8,672

TOTAL WRITTEN OPTIONS (Premiums received — $210,068)				$195,769

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Strategic Income Fund (formerly known as Legg Mason Partners Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$215,033,617	$166,901	$215,200,518
Asset-backed securities	—	9,282,412	4,032,466	13,314,878
Collateralized mortgage obligations	—	59,086,720	56,558	59,143,278
Mortgage-backed securities	—	64,667,781	—	64,667,781
Municipal bonds	—	514,808	—	514,808
Sovereign bonds	—	24,714,567	—	24,714,567
U.S. government & agency obligations	—	91,589,343	—	91,589,343

Notes to Schedule of Investments (unaudited) (continued)

Common stocks	$1,804,437	—	—	1,804,437
Convertible preferred stocks	236,080	1,214,248	—	1,450,328
Preferred stocks	246,570	770,486	8	1,017,064
Purchased options	120,638	—	—	120,638
Warrants	—	44,141	2,605	46,746

Total long-term investments	$2,407,725	$466,918,123	$4,258,538	$473,584,386

Short-term investments†	—	48,786,743	—	48,786,743

Total investments	$2,407,725	$515,704,866	$4,258,538	$522,371,129

Other financial instruments:
Futures contracts	352,526	—	—	352,526
Forward foreign currency contracts	—	217,589	—	217,589
Written options	(195,769)	—	—	(195,769)
Interest rate swaps‡	—	1,263,569	—	1,263,569
Credit default swaps on credit indices – sell protection‡	—	(276,257)	—	(276,257)
Total return swaps‡	—	47,174	—	47,174

Total other financial instruments	156,757	1,252,075	—	1,408,832

Total	$2,564,482	$516,956,941	$4,258,538	$523,779,961

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATE- RALIZED MORT- GAGE OBLIGA- TIONS	COMMON STOCKS	ESCROWED SHARES		PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2009	$234,651	$0 *	$254,233	$193	$0	*	$3,449	$255	$492,781
Accrued premiums/discounts	25,479	76,329	504	—	—		—	—	102,312
Realized gain/(loss)(1)	(2,637,494)	(15,609,212)	4,353	(29)	—		—	(140,523)	(18,382,905)
Change in unrealized appreciation (depreciation)(2)	2,647,318	15,532,883	149,545	(164)	—		(3,441)	129,654	18,455,795
Net purchases (sales)	(1,653)	3,585,500	(47,912)	—	0	*	—	13,219	3,549,154
Transfers into Level 3	—	446,966	56,558	—	—		—	—	503,524
Transfers out of Level 3	(101,400)	—	(360,723)	—	—		—	—	(462,123)

Balance as of April 30, 2010	$166,901	$4,032,466	$56,558	—	—		$8	$2,605	$4,258,538

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2010(2)	$(4,775)	$(568)	—	—	—		$(3,441)	$(10,858)	$(19,642)

*	Value is less than $1.00.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from

Notes to Schedule of Investments (unaudited) (continued)

debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investment securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,686,438
Gross unrealized depreciation	(56,203,159)

Net unrealized depreciation	$(39,516,721)

At April 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	15	6/10	$3,689,130	$3,732,375	$43,245
90-Day Eurodollar	1	9/10	247,366	248,475	1,109
Ultra Long Term U.S. Treasury Bonds	204	6/10	24,574,522	25,302,375	727,853
U.S. Treasury 2-Year Notes	56	6/10	12,152,557	12,184,375	31,818
U.S. Treasury 5-Year Notes	273	6/10	31,447,379	31,629,609	182,230

					$986,255

Contracts to Sell:
U.S. Treasury 10-Year Notes	514	6/10	$59,994,439	$60,603,813	$(609,374)
U.S. Treasury 30-Year Bonds	13	6/10	1,523,458	1,547,813	(24,355)

					$(633,729)

Net Unrealized Gain on Open Futures Contracts					$352,526

During the period ended April 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Sell:
Euro	1,000,000	$1,331,518	5/18/10	$53,597
Euro	3,690,000	4,913,300	5/18/10	83,772
Euro	912,135	1,214,524	5/18/10	25,013
Euro	3,680,000	4,899,984	5/18/10	63,232
Japanese Yen	231,810,720	2,468,025	5/18/10	(8,025)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$217,589

During the period ended April 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2009	556	$475,871
Options written	1,068	492,313
Options closed	(626)	(300,815)
Options exercised	(86)	(94,407)
Options expired	(534)	(362,894)

Written options, outstanding April 30, 2010	378	$210,068

At April 30, 2010, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND ‡	PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclays Capital Inc.	$13,500,000	3/19/18	3-Month LIBOR	5.000%	$(145,480)	$1,734,771
Barclays Capital Inc.	1,250,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(22,086	)*

Notes to Schedule of Investments (unaudited) (continued)

Barclays Capital Inc.	1,620,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(36,867	)*
Barclays Capital Inc.	4,610,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(102,814	)*
Barclays Capital Inc.	4,250,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(101,802	)*
Morgan Stanley & Co. Inc.	3,080,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(62,153)

Total	$28,310,000				$(145,480)	$1,409,049

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$1,399,995	12/20/12	1.400% quarterly	$(21,487)	$(23,287)	$1,800
Barclays Capital Inc. (CDX North America Crossover Index)	22,399,920	12/20/12	1.400% quarterly	(343,792)	(645,562)	301,770
Barclays Capital Inc. (CDX North America Crossover Index)	1,866,660	12/20/12	1.400% quarterly	(28,649)	(63,740)	35,091
Barclays Capital Inc. (CDX North America Crossover Index)	2,426,658	12/20/12	1.400% quarterly	(37,244)	(105,572)	68,328
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	497,218	7/25/45	0.180% monthly	(50,965)	(30,421)	(20,544)
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	1,449,990	6/20/14	5.000% quarterly	205,880	37,858	168,022

Total	$30,040,441			$(276,257)	$(830,724)	$554,467

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Citigroup Global Markets	$1,000,000	7/1/10	TRX CMBS Reset	TRX CMBS	$175	$27,412	*
Goldman Sachs Group Inc.	710,000	7/1/10	TRX CMBS Reset	TRX CMBS	201	19,386	*

Total	$1,710,000				$376	$46,798

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

At April 30, 2010, the Fund held TBA securities with a total cost of $33,976,828.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2010.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$986,255	$(633,729)	$(195,769)	$120,638	—	—	$1,310,743	$1,588,138
Foreign Exchange Contracts	—	—	—	—	$225,614	$(8,025)	—	217,589
Credit Contracts	—	—	—	—	—	—	(276,257)	(276,257)
Other Contracts	—	—	—	—	—	—	—	—

Total	$986,255	$(633,729)	$(195,769)	$120,638	$225,614	$(8,025)	$1,034,486	$1,529,470

During the period ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$44,655
Written options	194,049
Forward foreign currency contracts (to sell)	2,393,412
Futures contracts (to buy)	151,762,134
Futures contracts (to sell)	44,230,732

Average notional balance
Interest rate swap contracts	$18,538,000
Credit default swap contracts (to sell protection)	30,989,137
Total return swap contracts	1,224,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of April 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $807,859. If a contingent feature would have been triggered as of April 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets received as collateral for all swaps was $799,548. The Fund did not post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 28, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	June 28, 2010